SECOND
                          RANGER AEROSPACE CORPORATION
                            EXECUTIVE STOCK AGREEMENT
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     THIS  EXECUTIVE STOCK AGREEMENT (this "Agreement") is made as of August 31,
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2000, to be effective as of March 7, 2000, between Ranger Aerospace Corporation, a Delaware corporation (the "Company"), and George W. Watts ("Executive").
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                                    RECITALS

     A.     Effective  Date.  The  Company, Executive and certain other founders
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of the Company have agreed since the founding of the Company in March of 1998 that such founders would have "gross-up" rights pursuant to which such founders would have the opportunity to purchase common stock of the Company in conjunction with private placements of equity securities of the Company to maintain their proportional ownership of Company common stock. Since March of 1998, the Company has sold equity securities in various private placements as set forth in more detail below. In conjunction with the execution of certain agreements between Executive and the Company dated as of March 7, 2000 the Company and Executive agreed to implement the "gross-ups"; however, perfection of the documents pertaining to such gross-ups was delayed until the date hereof.

     B.     Gross-Up  Pool.  Pursuant to Paragraph 5(c) of Executive's Amended &
            --------------
Restated Employment Agreement dated March 7, 2000, as amended, the Company has agreed that in the event it issues securities in one or more private placements it will permit Executive to purchase securities in such private placement(s) with an aggregate purchase price of up to $98,950.23 for all such private placements (the "Gross-up Pool").
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     C.     Private  Placements  Implicating  Gross-Up Pool.  The Company issued
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(i) 2,065.6 shares of its Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), 12,734.4 shares of its Class B Common Stock, par value
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$0.01 per share (the "Class B Common Stock" and together with the Class A Common
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Stock,  the  "Common Stock") and 2,220 shares of its Redeemable Preferred Stock,
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par  value  $0.01  per share (the "Preferred Stock" and together with the Common
                                   ---------------
Stock,  the  "Company  Stock") to certain of its existing shareholders and their
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affiliates on August 12, 1999, (ii) 800 shares of its Class B Common Stock and 108 shares of its Preferred Stock to Stephen D. Townes on March 7, 2000 and
(iii) 200 shares of its Class B Common Stock and 30 shares of its Preferred Stock to Jeff Hartman on August 31, 2000.

     D.     Other Private Placements.  The Company has also issued 844 shares of
            ------------------------
its Class B Common Stock to certain senior executives of its wholly-owned subsidiary Aircraft Service International Group, Inc., a Delaware corporation, in January, 1999, and the Company and Executive desire that Executive purchase additional shares of Class B Common Stock and Preferred Stock to gross-up Executive in connection with these other private placements.

     E.     Shares  to  be  Sold  to  Executive.  The  Company and the Executive
            -----------------------------------
desire to enter into an agreement pursuant to which Executive shall purchase, and the Company shall sell (i) 110 shares of the Company's Class B Common Stock at a price of $100 per share and 17 shares of the Company's Preferred Stock at a price of $1,000 per share pursuant to the Gross-up Pool and (ii) 6 shares of Class B Common Stock at a price of $100 per share and 1 share of Preferred Stock at a price of $1,000 per share to "gross-up" Executive in connection with the other private placements not implicating the Gross-up Pool. All shares referred to in clauses (i) and (ii) of this Recital D are collectively referred to herein as the "Executive Stock".
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     NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


27     Purchase  and  Sale  of  Executive  Stock.
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(1) Upon execution of this Agreement, Executive shall purchase, and the Company shall sell to Executive, 116 shares of Class B Common Stock at a price of $100 per share and 18 shares of Preferred Stock at a price of $1,000 per share for an aggregate purchase price of $29,600. The Company shall deliver to Executive a copy of the certificate representing such shares of Class B Common Stock and a copy of the certificate representing such shares of Preferred Stock (the originals of which the Company shall retain), and Executive shall pay to the Company $1.34 in cash and shall deliver to the Company a promissory note in the form of ANNEX A attached hereto in an aggregate principal amount of $29,598.66 (the "Executive Note"). Executive's obligation under the Executive
                   ---------------
Note shall be secured by a pledge of the 116 shares of Class B Common Stock and the 18 shares of Preferred Stock purchased by Executive hereunder and in connection therewith, Executive shall enter into a pledge agreement in the form of ANNEX B attached hereto. The Company and Executive hereby agree that 110 of the shares of Class B Common Stock and 17 of the shares of Preferred Stock purchased by Executive hereunder are purchased pursuant to the Gross-up Pool and that the other 6 shares of Class B Common Stock and 1 share of Preferred Stock purchased by Executive hereunder are not purchased in connection with the Gross-up Pool.

(2) In connection with the purchase and sale of the Executive Stock hereunder, Executive represents and warrants to the Company that:

(1) Executive Stock to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribu-tion thereof in violation of the Securities Act, or any applicable state securities laws, and Executive shall not dispose of any shares of Executive Stock in contravention of the Securities Act or any applicable state securities laws.

(2) Executive is an employee of the Company or one of its subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in Executive Stock.

(3) Executive is able to bear the economic risk of his or her investment in Executive Stock for an indefinite period of time. Executive understands that shares of Executive Stock have not been registered under the Securities Act and, therefore, cannot be sold unless subsequent-ly registered under the Securities Act or an exemption from such registration is available.

(4) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to (A) such other information concerning the Company and the offering of Executive Stock hereunder as he or she has requested and (B) such other information which Executive deemed necessary and desirable to make an informed investment decision regarding the purchase of Executive Stock hereunder.

(5) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

(3) As an inducement to the Company to issue Executive Stock to Executive hereunder, and as a condition thereto, Executive acknowledges and agrees that neither the issuance of Executive Stock to Executive hereunder nor any provision contained herein shall entitle Executive to remain in the employment of the Company or its subsidiaries or affect the right of the Company or its subsidiaries to terminate Executive's employment at any time.

(4) The Company and Executive acknowledge and agree that this Agreement has been executed and delivered, and Executive Stock has been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Executive.

(5) As an inducement to Executive to purchase Executive Stock hereunder, and as a condition thereto, the Company hereby represents and warrants that (i)
it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, it has full corporate power and authority to execute, deliver and perform this Agreement (including for purposes of this paragraph 1(e) the Executive Note attached hereto as ANNEX A and the pledge agreement in the form attached hereto as ANNEX B) and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action; (ii) this Agreement has been duly and validly executed and delivered by the Company and constitutes a legal and binding obligation of the Company, enforceable against the Company in accordance with its terms; (iii) the Executive Stock has been duly authorized and validly issued, and that upon satisfaction of Executive's obligation to pay the cash and the principal of and interest on the Note, the Executive Stock will be fully-paid and non-assessable; and, (iv) the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not violate any provision of law, statute, rule or regulation to which the Company is subject, violate any order, judgment or decree applicable to the Company or conflict with or result in a breach or default under any term or condition of the Company's certificate of incorporation or bylaws or any material agreement or instrument to which the Company is a party or by which it is bound.

28     Restrictions  on  Transfer of Executive Stock.  Executive shall not sell,
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pledge or otherwise transfer any interest in any Executive Stock except pursuant to: (i) a Public Sale, (ii) the provisions of paragraph 4 hereof, (iii) paragraphs 3 or 4 of the Security Holders Agreement dated April 1, 1998 as amended by and among the parties hereto and other parties, or (iv) upon the death of Executive pursuant to his or her will or the laws of descent and distribution.

29     Additional  Restrictions  on  Transfer.
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(6) The certificates representing shares of Executive Stock shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON AUGUST 31, 2000, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD
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OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGIS-TRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMP-TION FROM REGISTRATION THEREUN-DER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF SECURITIES REPRESENTED BY THIS CERTIFICATE DATED AS OF AUGUST 31, 2000, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

(7)     Holdback. In connection with any Public Sale, Executive agrees to comply
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     with the terms of any underwriting agreement (or other related agreement) that is approved by the Board and entered into by the holders of a majority of shares in the Company.

30     Sale  of  the  Company.
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(8)     Consent  to  Sale  of  the  Company.  If  the Board and the holders of a
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majority  of  the Company's Common Stock then out-standing approve a Sale of the
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Company  (the  "Approved  Sale"),  Executive  shall  consent  to  and  raise  no
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objections against the Approved Sale of the Company. If the Approved Sale is structured as a sale of stock, Executive shall agree to sell all Executive Stock on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. If the Approved Sale is structured as a merger, Executive shall approve the merger and agree to waive all dissenters, approval or similar rights he or she may have in connection therewith. Executive shall take all necessary and desirable actions in connection with the consummation of any Approved Sale as reasonably requested by the Board or holders of a majority of the Company's Common Stock then outstanding.

(9)     Conditions  to Obligation.  The obligations of Executive with respect to
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the  Approved  Sale are subject to the satisfaction of the following conditions:
(i) upon the consummation of the Approved Sale, Executive shall receive the same form of consideration and the same portion of the aggregate consideration that Executive would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to the consummation of the Approved Sale; (ii) if any other holder of capital stock of the Company is given an option as to the form and amount of consideration to be received, Executive shall be given the same option.

(10)     Purchaser  Representative.  If  the  Company  or  the  holders  of  the
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Company's  securities  enter  into any negotiation or transaction for which Rule
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506  (or any similar rule then in effect) promulgated by the Securities Exchange
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Commission may be available with respect to such negotiation or transaction (in-cluding a merger, consolidation or other reorganization), Executive shall, at the request of the Company, appoint a purchaser repre-sentative (as such term is defined in Rule 501) reasonably acceptable to the Company. If Executive appoints the purchaser repre-sentative designated by the Company, the Company shall pay the fees of such purchaser representative, but if Executive declines to appoint the purchaser representative designated by the Company Executive shall appoint another purchaser representative (reasonably acceptable to the Company), and shall be responsible for the fees of the purchaser representative so appointed.

(11)     Termination  of Restrictions.  The provisions of this paragraph 4 shall
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terminate with respect to any shares of Executive Stock when such shares have be sold in a Public Sale.

31     Rule  701  Under  the  Securities  Act.  Executive and the Company hereby
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acknowledge  and  agree  that  the  purchase and sale of securities contemplated
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hereunder  is  part  of  the compensation arrangements between Executive and the
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Company  and  its  subsidiaries,  and  that this Agreement is a written contract
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relating  to  the  compensation  of  Executive.  The  securities  purchased  by
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Executive  hereunder  are  being  issued  in  reliance  on  the  exemption  from
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registration  provided  in  Rule  701 promulgated by the Securities and Exchange
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Commission  under  the Securities Act and are "restricted securities" within the
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meaning of Rule 144 under the Securities Act. Executive hereby covenants and agrees that he will sell the securities purchased hereunder only pursuant to registration under the Securities Act, or pursuant to an exemption from registration available thereunder.

32     Definitions.
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     "Board"  shall  mean  the  Board  of  Directors  of  the  Company.
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     "Executive  Stock" shall continue to be Executive Stock in the hands of any
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holder  other  than  Executive  (except  for  the  Company  and  the Significant
Stockholders and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock shall succeed to all rights and obliga-tions attributable to Executive as a holder of Executive Stock hereunder. Executive Stock shall also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization.

     "Public  Sale"  means  any sale to the public pursuant to an offering under
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the Securities Act or to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

"Sale  of  the  Company"  means  a merger or consolidation effecting a change in
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control  of  the  Company,  a  sale of all or substantially all of the Company's
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assets  or  a sale of a majority of the Company's outstanding voting securities.
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     "Securities  Act" means the Securities Act of 1933, as amended from time to
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time,  and  any  successor  statute.

     "Transfer"  means to sell, transfer, assign, pledge or otherwise dispose of
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(whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

33     Notices.  All  notices,  demands  or  other communications to be given or
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delivered  under  or  by  reason of the provisions of this Agreement shall be in
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writing and shall be deemed to have been given when delivered personally, mailed
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by certified or registered mail (return receipt requested and postage prepaid), or sent by facsimile (with facsimile transmission information and hard copy to follow by regular mail) to the recipient. Such notices, demands and other communications shall be sent to you and to the Company at the addresses indicated below:

(12)     If  to  Executive:
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George  W.  Watts
     111  Stone  Creek  Road
Greer,  SC  29650
Telephone:   (864)  968-8812
Facsimile:     (864)  848-1287

     With  a  copy  to:

     Eric  K.  Graben,  Esq.
Wyche,  Burgess,  Freeman  &  Parham,  P.A.
44  East  Camperdown  Way  (29601)
Post  Office  Box  728
Greenville,  South  Carolina  29602-0728
Telephone:     (864)  242-8290
Facsimile:     (864)  235-8900

(13)     If  to  the  Company:
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     Ranger  Aerospace  Corporation
1815  Griffin  Road,  Suite  300
Fort  Lauderdale  International  Airport
Fort  Lauderdale,  Florida  33004-2252
Attention:  President

     With  a  copy  to:

     CIBC  Wood  Gundy  Ventures.  Inc.
425  Lexington  Avenue,  3rd  Floor
New  York,  NY  10017
Telephone:     (212)  885-4400
Facsimile:     (212)  885-4493
     Attention:     Jay  Levine

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

34     General  Provisions.
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(14)     Transfers  in  Violation  of  Agreement.  Any  Transfer  or  attempted
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Transfer  of any Executive Stock in violation of any provision of this Agreement
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shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

(15)     Severability.  Whenever  possible,  each  provision  of  this Agreement
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shall  be  interpreted  in  such  manner  as  to  be  effective  and valid under
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applicable  law, but if any provision of this Agreement is held to be prohibited
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by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of  this  Agreement.

(16)     Entire  Agreement.  This Agreement constitutes the entire understanding
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between Executive and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by Executive of Executive Stock of  the  Company.

(17)     Counterparts.  This  Agreement may be executed simultaneously in two or
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more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

(18)     Successors  and Assigns. Except as otherwise expressly provided herein,
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all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

(19)     Governing  Law.  The  corporate  law  of  Delaware  shall  govern  all
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questions  concerning  the  relative rights of the Company and its stockholders.
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All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

(20)     Remedies.  The parties hereto shall be entitled to enforce their rights
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under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

(21)     Amendment  and  Waiver.  Except  as  otherwise  provided  herein,  any
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provision of this Agreement may be amended or waived only with the prior written
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     consent  of  Executive  and  the  Company.

(22)     Business  Days.  If  any time period for giving notice or taking action
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hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(23)     Descriptive  Headings.  The  descriptive headings of this Agreement are
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inserted  for  convenience  only and do not constitute a part of this Agreement.

     *       *       *       *

     IN WITNESS WHEREOF, the parties hereto have executed this Second Executive Stock Agreement on the date first written above.

     RANGER  AEROSPACE  CORPORATION,


     By:______________________________

Its:  ______________________________



     EXECUTIVE

     _________________________________
George  W.  Watts


Agreed  and  Accepted:

JOHN  HANCOCK  MUTUAL  LIFE
INSURANCE  COMPANY

By:  __________________________
Name:  ________________________
Title:  _________________________


CIBC  WOOD  GUNDY  VENTURES,  INC.

By:  __________________________
Name:  ________________________
Title:  _________________________

                                     ANNEX A

                                 PROMISSORY NOTE

$29,598.66     August  31,  2000


     For  value  received,  George  W. Watts ("Promisor") promises to pay to the
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order  of  Ranger Aerospace Corporation, a Delaware corporation (the "Company"),
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the aggregate principal sum of $29,598.66. This Note was issued pursuant to and is subject to the terms of the Second Executive Stock Agreement, dated as of the date hereof, between the Company and Promisor (the "Executive Stock Agreement").
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Unless otherwise indicated herein, capitalized terms used in this Note have the meaning set forth in the Executive Stock Agreement.

     Interest shall accrue on a daily basis on the outstanding principal amount of this Note at a rate equal to the lesser of (i) 9.5% per annum, compounded annually, computed on the basis of a 360 day year and the actual number of days elapsed or (ii) the highest rate permitted by applicable law, and shall be payable at such time as the principal of this Note becomes due and payable.

     Payments of principal and of accrued and unpaid interest under this Note shall be due or payable on the earlier of (i) April 1, 2008 or (ii) the date of Executive's Termination with Cause, except as otherwise provided herein or in the Executive Stock Agreement of even date herewith.

     Payments of principal of, and accrued and unpaid interest under, this Note shall be due and payable upon Executive's receipt of proceeds from the transfer of any Executive Stock (other than a transfer to a Permitted Transferee, as defined in, and in accordance with, the Securityholders Agreement) in the full amount of such proceeds or such lesser amount as is necessary to pay the full amount of outstanding principal of and accrued interest under this Note and for Promisor to otherwise fully and finally discharge its obligations under this Note. Promisor may, at his option, pay all or any portion of the principal of, and accrued and unpaid interest under, this Note at any time prior to the maturity hereof without penalty or premium. Promisor may, at his option, pay all or any portion of amounts due under this Note by surrendering to the Company shares of Executive Stock having a Fair Market Value equal to the amount of such payment. Any payment hereunder shall be applied first to pay accrued and unpaid interest under this Note and second to reduce the outstanding principal amount of this Note.

               The amounts due under this Note are secured by a pledge of the Pledged Shares (as such term is defined in the Pledge Agreement, dated as of the date hereof, between Promisor and the Company). Any cash dividends declared and paid with respect to the Pledged Shares shall be payable directly to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of this Note, and any cash dividends paid to Promisor with respect to the Pledged Shares will be promptly remitted to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of this Note.

     Notwithstanding anything to the contrary contained herein or in the Executive Stock Agreement, it is expressly agreed that the Company or any subsequent holder of this Note shall look only to the Pledged Shares with respect to aggregate defaults in excess of the sum of (i) 25% of the original principal amount of this Note and (ii) 100% of all interest (both paid and unpaid) accrued on the Note, it being understood that, with respect to such amounts, this Note shall be without recourse to Promisor with respect to aggregate defaults exceeding such amount.

               In the event Promisor fails to pay any amounts due hereunder when due, Promisor shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

Promisor, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Promisor hereunder.

     Any failure by the Company to exercise any right hereunder shall not be construed as a waiver of its right to exercise the same or any other right hereunder at any other time.

     This Note and all rights hereunder shall be governed by the initial laws, and not the laws of conflict, of the State of Florida.



     RANGER  AEROSPACE  CORPORATION,
     a  Delaware  Corporation


           By:______________________________

           Its:______________________________



           _____________________________
           George  W.  Watts
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                                     ANNEX B

                                     SECOND
                          RANGER AEROSPACE CORPORATION
                        EXECUTIVE STOCK PLEDGE AGREEMENT
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     THIS PLEDGE AGREEMENT is made as of August 31, 2000, between George W. Watts ("Pledgor"), and Ranger Aerospace Corporation, a Delaware Corporation (the
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"Company").
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               The Company and Pledgor are parties to a Second Executive Stock Agreement of even date herewith, pursuant to which Pledgor purchased (i) 116 shares of the Company's Class B Common Stock, $.01 par value per share and (ii) 18 shares of the Company's Redeemable Preferred Stock, par value $.01 per share (the "Pledged Shares"), for an aggregate purchase price of $29,600.00. The
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Company has allowed Pledgor to purchase the Pledged Shares by delivery to the Company of a Note (the "Note") in the aggregate principal amount of $29,598.66.
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This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Shares.

               NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

     1.     Pledge.  Pledgor  hereby  pledges  to the Company, and grants to the
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Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

     2.     Delivery  of  Pledged  Shares.  Upon  the  execution  of this Pledge
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Agreement Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

     3.     Voting  Rights;  Cash  Dividends.  Notwithstanding  anything  to the
            ------  ------   ----  ---------
contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to vote the Pledged Shares. Any cash dividends declared and paid with respect to the Pledged Shares shall be payable directly to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of the Note, and any cash dividends paid to Promisor with respect to the Pledged Shares will be promptly remitted to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of the Note.

     4.     Stock  Dividends;  Distributions,  etc.  If,  while  this  Pledge
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Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

     5.     Default.  If  Pledgor  defaults  in  the payment of the principal or
            -------
interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including the bankruptcy or insolvency of Pledgor), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of the State of Florida or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for an amount not to exceed 25% of the outstanding principal and 100% of the accrued interest on the Note for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

     6.     Costs  and  Attorneys'  Fees.  All  costs  and  expenses  (including
            -----  ---  ----------  ----
reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

     7.     Payment of Indebtedness and Release of Pledged Shares.  Upon payment
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in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment.

     8.     No  Other  Liens;  No Sales or Transfers.  Pledgor hereby represents
            --  -----  -----   -- ----- -- ---------
and warrants that he has good and valid title to all of the Pledge Shares, free and clear of all liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights or a holder thereof, other than pursuant to this Agreement and the Securityholders Agreement of even date, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein unless all of the proceeds associated with such sale or transfer are applied against the accrued and unpaid interest on and principal of the Note at the time of such sale or transfer.

     9.     Further  Assurances.  Pledgor  agrees that at any time and from time
            -------  ----------
to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

     10.     Severability.  Any  provision  of  this  Pledge  Agreement which is
             ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.     No  Waiver; Cumulative Remedies.  The Company shall not by any act,
             --  ------  ---------- --------
delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     12.     Waivers,  Amendments;  Applicable  Law.  None  of  the  terms  or
             -------   ----------   ----------  ---
provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Florida.

     *    *    *    *

     IN WITNESS WHEREOF, this Second Executive Stock Pledge Agreement has been executed as of the date first above written.


          RANGER  AEROSPACE  CORPORATION

          By:   ______________________________

     Its:   ______________________________


     ___________________________________
George  W.  Watts